UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2003

FLIGHT SAFETY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State of Incorporation)	000-33305 (Commission File No.)	95-4863690 (I.R.S. Employer ID No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                              (860) 245-0191
(Registrant's telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Various analysts and services have released reports and other materials containing information on Flight Safety Technologies, Inc. ("we" or the "Company").

We believe these reports or materials consist of information primarily in the public domain or, if not, chiefly contained in the Company's public reports already on file with the Securities and Exchange Commission. This information included certain current and future management timelines, goals, and expectations, as well as technologies being explored by the Company, and a potential market size projection for the certain systems and products that eventually may result from development of our technology. Some of this information was derived from or based upon interviews with members of our management. In the course of its contacts with these analysts and services, our management attempted to make clear that certain information was preliminary, not historical or factual, and therefore not material to an assessment of our current position and focus, which have been described in our previous filings, particularly our Form 8-KA filed on November 7, 2002 and Form 10-QSB filed on January 14, 2003. However, in view of the inclusion of certain information in these materials and reports, which may have been derived from or based upon interviews of our management, we are filing this Form 8-K to insure the public release and clarification of this information. We did not review these materials and reports prior to their release by these analysts and services. By providing and commenting on this information, we do not otherwise comment on, endorse or approve any other information contained in materials or reports on the Company prepared by analysts, services, or other third parties.

The specific information we refer to is as follows:

Management Goals

1)     Our goal to complete demonstration and proof of principal of our UNICORN (Universal Collision Obviation and Reduced Near-Miss) technology in the next five or six months and obtain FAA funding and certification of UNICORN within three years;

2)     Our goal to conduct the third major test of SOCRATES (Sensor for Optically Characterizing Remote Acoustic Turbulence Emitting Sound) at an airport in March or April of 2003;

3)     Our goal of obtaining additional research, development and testing contract funding from the Federal Government for SOCRATES, including $5.0 million contained in proposed budget legislation of the U.S. House of Representatives, and setting, in cooperation with the applicable government agencies (FAA and NASA), a five-year timeline for completion of SOCRATES research and development and FAA certification;

4)     Our goal to raise an additional $5 to $10 million of equity financing within a year.

We have obtained a frequency space assignment from the Federal Communications Commission solely for experimental purposes and the testing of UNICORN technology. In particular, our goal is to complete the design of and test the antenna component of the eventual UNICORN system.

Actual timing of the next SOCRATES test will depend on, among other things, availability of the airport, third party contractors and personnel from our supervising government agencies. Based on current information, we presently expect this test to occur in the June-September, 2003 period.

If enacted into law, we expect a portion of the $5.0 million contained in the U.S. House of Representatives proposed budget to be used for continued funding of our SOCRATES R&D contract with the Federal Government. Before funds become available to us, the appropriation must be ratified by the Senate-House Conference Committee, signed into law by the President and approved for contract funding by NASA and the U.S. Department of Transportation. It is difficult to anticipate a schedule for this process.

Finally, we are constantly exploring additional equity financing to strengthen our resources and liquidity for working capital, research and development and potential acquisitions. There can be no assurance of our obtaining such financing or the terms of such financing, which could be dilutive to our shareholders.

Management set the foregoing timeline goals and expectations with respect to UNICORN and SOCRATES development and additional financing for management, budget and planning purposes. Our achievement of these goals and expectations will depend upon a variety of factors and circumstances, some of which are within our control and some of which are not, such as successful continued research and development of these technologies and availability of contract or other funding for financing of the same. We periodically review and adjust our goals and expectations based on our understanding of changes in these factors and circumstances. We assume and undertake no obligation to publicly revise our goals and expectations. Investors therefore should not rely upon our published goals and expectations as confirmation that we necessarily are on schedule to achieve them or that they have not changed to reflect new information or circumstances.

Potential New Products

5)     Expansion of SOCRATES technology to enable the detection, location, and tracking of other types of clear air turbulence, such as windshear and microbursts, in addition to airplane wake vortices;

6)     Preliminary exploration of the development of GARSS (General Aviation Remote Screening System) technology which may have the potential to image and possible identify suspicious contents of privately operated aircraft (non-airline) prior to takeoff;

7)     Preliminary exploration of the application of derivatives of our SOCRATES technology for potential applications to the telecom industry;

These are all technology concepts that we have been exploring. We have not yet initiated the requisite research and development on these concepts to date. These concepts will require substantial time and effort prior to practical application or commercialization and, at present, are not a primary focus of the Company. With respect to GARSS and SOCRATES telcom applications, our efforts have been very preliminary in nature, aimed primarily at determining whether patent protection is available for these concepts or specific applications thereof, whether licenses from third parties may be required for development and application, and whether there is the possibility of obtaining funding from the government or third parties for research and development of these concepts.

Projections of Market Size, Pricing, and Product Funding Sources

8)     Our projected market size and pricing projections for our SOCRATES and UNICORN technology and potential sources to fund eventual installation of SOCRATES systems.

We have projected the market size for a SOCRATES and UNICORN technology collision avoidance product at an estimated $1.5 billion and $2.1 billion, respectively. Our projections were based on, among other things: our assumption of successful product development and FAA certification; assessments and estimates we performed in early 2000 of the number of airports and aircraft, respectively, that would benefit from the implementation of systems or products based on these technologies; a long term projection of the cost of manufacturing, installing and testing the SOCRATES system or UNICORN product; and a projection of pricing. We estimated the price of a SOCRATES system at $10 to $20 million per airport installation. We are trying to design and develop a UNICORN product which would sell in the $10,000 range. These projections are based on assumptions as to the cost and pricing of other aviation, navigation and safety technologies and products. These projections do not include any revenue from field service which we plan to provide, if appropriate arrangements can be made with specific airports, aircraft manufacturers and owners, and the FAA. The projections also assumed the availability of funding from the Aviation Trust Fund or the FAA to airports for purchase and installation of SOCRATES systems. While we hope the FAA and U.S. government will support such funding and installation of SOCRATES systems here and abroad, when and if it becomes operational, we have not sought and do not have any commitment or assurance from the FAA or other branches of the U.S. government to support us in this regard. These projections have not been reviewed or validated by any third party. We have not updated and have no plans to update these projections.

In disclosing and commenting on such information, we further caution that such information is based on numerous expectations, estimates, assumptions or predictions that we believe are useful and appropriate with respect to setting goals and objectives for our management, operations, and future planning. There can be no assurance that our current information, projections, estimates and assumptions regarding future plans and performance will be materially the same as actual future circumstances. No warranty or assurance can be made or should be inferred as to the accuracy of such information, projections, estimates and assumptions now or in the future. Circumstances may change since the date such information, projections, estimates or assumptions were obtained or made and some of them may prove to be inaccurate or irrelevant. For these reasons, we can not make an assurance that we will be able to successfully implement any of our plans or achieve our goals and objectives.

We further caution that such projections, goals and expectations are subject to inherent uncertainties and are not necessarily indicative of future results or performance. Actual results and performance will be impacted by a number of factors and risks to which our business is subject, including, without limitation:

*     We have a limited operating history, and may incur losses in the foreseeable future;

*     Lack of future funding from the Federal Government to complete R&D of our principal product could adversely affect our business;

*     We are likely to need to raise additional capital;

*     Loss of key personnel could adversely affect our business;

*     Our success depends on our successful product development and testing;

*     Our business relies on a strategic alliance with Lockheed Martin Corporation;

*     Our near term success depends on Federal Government approval of one of our products;

*     Our future customers may not accept the price of or be able to finance our products;

*     We may experience long sales cycles;

*     Our success will depend on our ability to create an effective sales, marketing, production and installation force;

*     Our business could be adversely affected if our products fail to perform properly;

*     We could be subject to liability claims relating to malfunction of our technology;

*     Government regulation could adversely affect our business;

*     We may face significant competition from other companies;

*     Rapid technological change could render our systems obsolete;

*     Failure to properly manage growth could adversely affect our business;

*     We must hire and retain skilled personnel in a tight labor market;

*     Our success depends on our ability to protect our proprietary technology;

*     Other companies may claim that we infringe their intellectual property or proprietary rights;

*     Our officers and directors will exercise significant control over the Registrant;

These risk factors cited above were provided in greater detail in the Company's Form 8-KA filed on November 7, 2002, which are incorporated herein by reference.

We are in the process of adopting a policy on dealing with inquiries of analysts and other services or institutions. Our goal is to develop and maintain realistic investor expectations by making all required disclosure on a broadly disseminated basis and being realistic on prospects for future company performance. This policy will cover all employees, officers and the Board of Directors of the Company. It will cover disclosures in filed documents and written statements made in the Company's annual and quarterly reports, news releases, letters to shareholders, speeches by top management and information contained in the Company's Internet Home page. It will cover oral statements made in group and individual meetings with analysts and investors, phone calls with analysts and investors and interviews with the media as well as press conferences. We will release this policy upon completion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIGHT SAFETY TECHNOLOGIES, INC. Date: January 21, 2003

Samuel A. Kovnat, CEO